Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
Future non-cancelable minimum lease payments under operating leases as of December 31, 2013 are (in thousands):

Year ending December 31,	Lease Payments
2014	€375
2015	185
2016	185
2017	185
2018	—
Total	€930

As of December 31, 2013, in addition, we had €7.04 million in future payables under outstanding contracts of which €5.86 million is due within one year. Most of these contracts are on a cost plus or actual cost basis.
See Note 17 entitled “Subsequent Event” for a summary of a shareholder litigation matter. From time to time we are involved in legal proceedings arising in the ordinary course of business. We believe there is no other litigation pending that could have, individually or in the aggregate, a material adverse effect on our results of operations or financial condition.